EXHIBIT 10.2
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           FIRST AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT


     This First Amendment to Multicurrency Credit Agreement (the
"Amendment") dated as of September 21, 1998 among LaSalle Partners Incorporated (the "Borrower"), the Guarantors party hereto, the Banks, and Harris Trust and Savings Bank, as Agent;

                         W I T N E S S E T H:

     WHEREAS, the Borrower, Guarantors, Banks and Harris Trust and Savings Bank, as Agent, have heretofore executed and delivered a Multicurrency Credit Agreement dated as of November 25, 1997 (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

     1. The definitions of "Consolidated Net Income", "EBITDA" and "Fixed Charge Coverage Ratio" contained in Section 4 of the Credit Agreement are hereby amended in their entirety and as so amended shall read as follows:

                 "Consolidated Net Income" means, for any period, the net income (or net loss) of the Borrower and its Restricted Subsidiaries for such period computed on a consolidated basis in accordance with GAAP, but excluding any extraordinary profits or losses; provided that there shall be included in such determination for such period all such amounts attributable to any Person acquired pursuant to an Acquisition to the extent such Person is not subsequently sold or otherwise disposed of (other than in a transaction pursuant to which the business of such Person is retained by the Borrower or a Subsidiary of the Borrower) during such period for the portion of such period prior to such Acquisition.

                 "EBITDA" means, for any period, Consolidated
Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income amount for such period for (i) Interest Expense,
(ii) federal, state and local income tax expense, (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets on the books of the Borrower and its Restricted Subsidiaries and (iv) reasonable transition costs incurred by the Borrower in connection with the Compass Acquisition to the extent such costs do not exceed $10,500,000


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           during calendar year ended December 31, 1998 and $9,000,000 during calendar year ended December 31, 1999.

           "Fixed Charge Coverage Ratio" means as of the last day of any calendar quarter the ratio of EBITDA less capital expenditures (as defined in GAAP) for the four calendar quarters of the Borrower then ended to the sum of (i) Interest Expense for the same four calendar quarters, (ii) the aggregate principal amount of dividends and other distributions on the capital stock of the Borrower for the same four calendar quarters, (iii) 20% of the average daily aggregate principal amount of Loans outstanding during the same four calendar quarters and
(iv) that portion of long-term Indebtedness (not including the Loans) of the Borrower or any of its Restricted Subsidiaries which is due and payable during the same four calendar quarters and is not repaid with proceeds of the issuance of capital securities or the incurrence of long-term Indebtedness permitted under Section 7.19 hereof.

     2. Section 7.6(b) of the Credit Agreement is hereby amended by deleting the phrase "Sections 7.14(h)" appearing in the fourth line thereof and inserting in its place the phrase "Sections 7.14(k)."

     3. Section 7.16(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                 (b)  The Borrower will not on the last day
of more than four (4) consecutive calendar quarters commencing with the first full calendar quarter ending after the date the initial loan is advanced under the Term Agreement, permit the ratio of Total Funded Debt as of the last day of a calendar quarter to EBITDA for the four calendar quarters then ended to be greater than 3.00 to 1.00.

     4. Section 7.17 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                 Section 7.17.  Fixed Charge Coverage Ratio.
The Borrower will as of the last day of each calendar quarter maintain a Fixed Charge Coverage Ratio of not less than 1.75 to 1.00.

     5. Section 7.19 of the Credit Agreement is hereby amended by relettering clause (g) thereof as new clause (h) and inserting immediately after clause (f) the following:

                 (g)  Indebtedness of the Borrower arising
under the $175,000,000 Credit Agreement dated as of September 21, 1998 (th "Term Agreement") among LaSalle Partners Incorporated, the


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           Guarantors party thereto, the Lenders party there and The First
National Bank of Chicago, as Administrative Agent; and

     6. The Borrower represents and warrants to each Bank and the Agent that (a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct on and as of the date of this Amendment as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby except if any such representation of warranty relates solely to an earlier date it need only remain true as of such date; (b) no Default and no Event of Default has occurred and is continuing; and (c) without limiting the effect of the foregoing, the Borrower's execution, delivery and performance of this Amendment have been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of the Borrower.

     7. This Amendment shall become effective upon execution and delivery by the Borrower, the Required Banks, the Agent, and the Guarantors.

     This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect. All references to the Credit Agreement in any document shall be deemed to be references to the Credit Agreement as amended hereby. All capitalized terms used herein without definition shall have the same meaning herein as they have in the Credit Agreement. This Amendment shall become effective upon execution by the parties hereto. This Amendment shall be construed and governed by and in accordance with the internal laws of the State of Illinois.



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     Dated as of the date first above written.

                            LASALLE PARTNERS INCORPORATED

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer



                            LASALLE PARTNERS CO-INVESTMENT, INC.,
                              as Guarantor

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer



                            LP INTERNATIONAL, a limited liability
                            company, as Guarantor

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer



                            LASALLE PARTNERS INTERNATIONAL, INC.,
                            as Guarantor

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer



                            LASALLE ADVISORS CAPITAL MANAGEMENT, INC., as Guarantor

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer





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                            LASALLE PARTNERS MANAGEMENT SERVICES, INC.,
                            as Guarantor

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer



                            LASALLE PARTNERS CORPORATE & FINANCIAL
                            SERVICES, INC., as Guarantor

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer



                            LASALLE HOTEL ADVISORS, INC.,
                            as Guarantor

                            By:        /s/ BRIAN P. HAKE
                            Title:     Vice President and Treasurer




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                            HARRIS TRUST AND SAVINGS BANK, in its
                            individual capacity as a Bank and as Agent

                            By:   [EXECUTED SIGNATURE]
                            Title:     Vice President



                            LASALLE NATIONAL BANK

                            By:   [EXECUTED SIGNATURE]
                            Title:     First Vice President



                            THE FIRST NATIONAL BANK OF CHICAGO

                            By:   [EXECUTED SIGNATURE]
                            Title:     Corporate Baking Officer



                            BANK OF AMERICA NATIONAL TRUST AND
                            SAVINGS ASSOCIATION

                            By:   [EXECUTED SIGNATURE]
                            Title:     Senior Vice President



                            THE CHASE MANHATTAN BANK

                            By:   [EXECUTED SIGNATURE]
                            Title:     Vice President



                            STAR BANK, N.A.

                            By:   [EXECUTED SIGNATURE]
                            Title:     Vice President